PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Prudential  Jennison Global Infrastructure Fund
PROSPECTUS • September 24, 2013 (as revised October 14, 2014)
Fund Type
Sector Stock
Objective
Total return
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. ©2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND
SHARE CLASS	A	C	Z
NASDAQ	PGJAX	PGJCX	PGJZX

3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
7	MANAGEMENT OF THE FUND
7	BUYING AND SELLING FUND SHARES
7	TAX INFORMATION
7	FINANCIAL INTERMEDIARY COMPENSATION
8	HOW THE FUND INVESTS
8	INVESTMENT OBJECTIVE AND POLICIES
10	OTHER INVESTMENTS AND STRATEGIES
15	INVESTMENT RISKS
23	HOW THE FUND IS MANAGED
23	BOARD OF DIRECTORS
23	MANAGER
24	INVESTMENT SUBADVISER
24	PORTFOLIO MANAGERS
24	DISTRIBUTOR
25	DISCLOSURE OF PORTFOLIO HOLDINGS
26	FUND DISTRIBUTIONS AND TAX ISSUES
26	DISTRIBUTIONS
27	TAX ISSUES
28	IF YOU SELL OR EXCHANGE YOUR SHARES
29	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
29	HOW TO BUY SHARES
39	HOW TO SELL YOUR SHARES
40	HOW TO EXCHANGE YOUR SHARES
44	FINANCIAL HIGHLIGHTS

FUND SUMMARY
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek total return.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 30 of the Fund's Prospectus and in Rights of Accumulation on page 50 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	1%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z
Management fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) fees	.30	1.00	None
+ Other expenses(1)	1.07	1.07	1.07
= Total annual Fund operating expenses	2.37	3.07	2.07
– Fee waiver or expense reimbursement(2)	(.87)	(.82)	(.82)
= Net annual Fund operating expenses(2)	1.50	2.25	1.25

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed		If Shares Are Not Redeemed
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$694	$1,170	$694	$1,160
Class C	$328	$871	$228	$871
Class Z	$127	$570	$127	$570
(1) Other expenses (which include expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to Independent Directors, and certain other miscellaneous items) are estimated for the Fund’s first fiscal year of operations.
(2) The Manager has contractually agreed through February 28, 2015 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, interest, brokerage, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 1.25% of the Fund's average daily net assets. Separately, the Distributor has contractually agreed through February 28, 2015 to limit the Fund’s Class A distribution and service (12b-1) fees to .25% of 1% of the Fund’s Class A average daily net assets. The decision whether to renew, modify or terminate the waiver is subject to review by the Manager, the Distributor and the Fund’s Board of Directors.
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund normally will invest at least 80% of its investable assets in securities of U.S. and foreign (non-U.S. based) infrastructure companies. The Fund will consider a company an infrastructure company if the company is categorized, based on the Global Industry Classification Standards (“GICS”) industry classifications, as they may be amended from time to time, within the following industries: Aerospace and Defense, Air Freight and Logistics, Airlines, Building Products, Commercial Services and Supplies, Communications Equipment, Construction and Engineering, Construction Equipment, Diversified Telecommunication Services, Electrical Equipment, Electric Utilities, Energy Equipment and Services, Gas Utilities, Health Care Providers and Services, Independent Power Producers and Energy Traders, Industrial Conglomerates, Machinery, Marine, Metals and Mining, Multi-Utilities, Oil, Gas and Consumable Fuels, Rail and Road, Transportation Infrastructure, Water Utilities and Wireless Telecommunication Services. Examples of assets held by infrastructure companies include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools, utilities such as electricity, gas distribution networks and water, and oil and gas pipelines. The Fund may amend from time to time the GICS industries that are included in the Fund's definition of an infrastructure company.
The Fund's investments in securities include, but are not limited to, common stocks, listed and unlisted American Depositary Receipts (ADRs) and similar receipts, securities of real estate investment trusts (REITs) and master limited partnerships (MLPs). MLPs are generally treated as partnerships for U.S. federal income tax purposes and generally do not pay income taxes. Currently, most MLPs operate in the energy, natural resources or real estate sectors.  MLPs are generally publicly traded, are subject to the Securities and Exchange Commission’s rules and regulations and must make public filings like any publicly traded corporation.  REITS are like corporations, except that they do not pay income taxes if they meet certain tax requirements.  REITS invest primarily in real estate or real estate mortgages and distribute almost all of their income to shareholders.
The Fund may invest in companies of any size. The Fund expects to invest in at least three different countries and approximately 40% of its investable assets in instruments of foreign issuers, dependent upon current investment opportunities. The Fund's investments in foreign issuers may be lower if conditions are not favorable, but such investments may not be lower than 30% of the Fund's investable assets. The Fund may invest in U.S. companies and foreign companies, including companies domiciled, doing business in or trading in emerging markets.
Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Risks of Investing in Infrastructure Companies. Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.
Infrastructure companies may also be affected by or subject to:
■	regulation by various government authorities;
■	government regulation of rates charged to customers;
■	service interruption due to environmental, operational or other mishaps as well as political and social unrest;
4	Prudential Jennison Global Infrastructure Fund

■	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and
■	general changes in market sentiment towards the assets of infrastructure companies.
Recent Market Events. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and U.S. and foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Equity and Equity-Related Securities Risks. There is the risk that the value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Emerging Markets Risk. The risks of non-U.S, investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Master Limited Partnerships Risk. The Fund may invest in master limited partnerships (MLPs). An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities
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may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.
Core Investment Style. The Fund's core investment style may subject the Fund to risks of both value and growth investing. This investment style may be out of favor for a period of time. Value investing may not recognize a security's intrinsic value for a long time or a stock judged to be undervalued may actually be appropriately priced. Growth investing may be more volatile.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Nondiversification Risk. The Fund is nondiversified for purposes of the Investment Company Act of 1940 (the 1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.
Real Estate Investment Trust (REIT) Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws or failure by the REIT to qualify for tax-free pass-through of income under the tax laws, and the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund could bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. The Fund’s investments in REITs may subject the Fund to duplicate management and/or advisory fees.
6	Prudential Jennison Global Infrastructure Fund

For more information on the risks of investing in this Fund, please see How the Fund Invests—Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Fund’s Past Performance. The Fund has not been in operation for a full calendar year, and hence has no past performance data to present. A number of factors—including risk—can affect how the Fund will perform in the future.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Shaun Hong	Managing Director	September 2013
		Ubong Edemeka	Managing Director	September 2013
		Brannon P. Cook	Managing Director	July 2014
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
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HOW THE FUND INVESTS
INVESTMENT OBJECTIVE AND POLICIES
Our investment objective is to seek total return. This means the Fund seeks investments whose price will increase over time. The Fund’s investment objective is not a fundamental investment policy for the Fund and, therefore, may be changed by the Fund’s Board of Directors (the Board) without shareholder approval. In pursuing the Fund’s objective, the Fund normally will invest at least 80% of its investable assets in securities of U.S. and foreign (non-U.S. based) infrastructure companies. The Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy.
The Fund will consider a company an infrastructure company if the company is categorized, based on the Global Industry Classification Standards (“GICS”) industry classifications, as they may be amended from time to time, within the following industries: Aerospace and Defense, Air Freight and Logistics, Airlines, Building Products, Commercial Services and Supplies, Communications Equipment, Construction and Engineering, Construction Equipment, Diversified Telecommunication Services, Electrical Equipment, Electric Utilities, Energy Equipment and Services, Gas Utilities, Health Care Providers and Services, Independent Power Producers and Energy Traders, Industrial Conglomerates, Machinery, Marine, Metals and Mining, Multi-Utilities, Oil, Gas and Consumable Fuels, Rail and Road, Transportation Infrastructure, Water Utilities and Wireless Telecommunication Services. Examples of assets held by infrastructure companies include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools, utilities such as electricity, gas distribution networks and water, and oil and gas pipelines. The Fund may amend from time to time the GICS industries that are included in the Fund’s definition of an infrastructure company.
In deciding which stocks to buy, the Fund’s subadviser uses a blend of both value and growth styles. The Fund’s subadviser looks for infrastructure companies that it believes have above-average growth prospects and whose stocks appear undervalued relative to those growth prospects or relative to the company's earnings. The Fund’s subadviser builds the Fund’s portfolio on a company by company basis using in-depth fundamental analysis. The Fund's holdings, in the subadviser’s opinion, also contain one or more of the following criteria: (1) attractive valuation relative to other companies with similar assets, (2) attractive valuation on a “sum of the parts” basis, or (3) attractive valuation depending on the stage of the cycle for the sub-industry. The determination of a stock's weighting is also a “bottom-up” decision, which means that the weighting is determined by balancing three things: the amount of upside expected, the portfolio manager's level of conviction in an idea achieving the upside price target, and the magnitude of the downside. Generally, the Fund’s subadviser considers selling a security for any of the following reasons: (1) the stock's true value is realized or exceeded; (2) a more attractive portfolio candidate emerges; or (3) the subadviser’s investment thesis is invalidated by subsequent events.
The Fund's investments in securities include, but are not limited to, common stocks, preferred stock, listed and unlisted American Depositary Receipts (ADRs) and similar receipts, rights, warrants, securities of real estate investment trusts (REITs), exchange traded funds, other registered investment companies, convertible securities, investments in various types of business ventures, including partnerships and joint ventures, master limited partnerships (MLPs), income and royalty trusts, unseasoned issuers, Private Investments in Public Equity (PIPEs) and IPOs. MLPs are generally treated as partnerships for U.S. federal income tax purposes and generally do not pay income taxes. Currently, most MLPs operate in the energy, natural resources or real estate sectors. MLPs are generally publicly traded, are subject to the Securities and Exchange Commission’s rules and regulations and must make public filings like any publicly traded corporation.  REITS are like corporations, except that they do not pay income taxes if they meet certain tax requirements. REITS invest primarily in real estate or real estate mortgages and distribute almost all of their income to shareholders.
Convertible securities are bonds, corporate notes and preferred stocks that we convert into the company's common stock, the cash value of common stock, or some other equity security.
8	Prudential Jennison Global Infrastructure Fund

The Fund may invest in companies of any size. The Fund expects to invest in at least three different countries and approximately 40% of its investable assets in instruments of foreign issuers, dependent upon current investment opportunities. The Fund’s investments in foreign issuers may be lower if conditions are not favorable, but such investments may not be lower than 30% of the Fund’s investable assets. The Fund may invest in U.S. companies and foreign companies, including companies domiciled in, doing business in or trading in emerging markets.
The Fund may invest up to 20% of its total assets in high yield debt obligations (commonly referred to as junk bonds) that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency or that are unrated but judged to be of similar quality by the investment subadviser. The Fund may invest up to 20% of its total assets in structured notes. The Fund may not invest more than 25% of its total assets in derivative instruments. The Fund may invest up to 25% of its total assets in MLPs.
Prior Performance of Similarly Managed Accounts
The Subadviser manages other accounts pursuant to an investment strategy and policies substantially similar to the investment strategy and policies of the Fund. The performance of these accounts is summarized in the Subadviser’s Global Infrastructure Composite (the “Jennison Global Infrastructure Composite”). The Jennison Global Infrastructure Composite (inception date August 1 , 2008) includes all discretionary portfolios managed by the Subadviser whose investment strategy seeks long-term capital appreciation through bottom-up security selection of infrastructure and infrastructure-related companies that have assets in, but not limited to, toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools, utilities such as electricity, gas distribution networks and water, oil and gas pipelines, wireless telecoms that may or may not own the tower, transportation (shipping, trucking and air freight/couriers), construction, construction equipment manufacturing, environmental services, and materials.
The investment performance of the Jennison Global Infrastructure Composite is summarized below, and is compared against the S&P Global Infrastructure Index (an unmanaged index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index includes three distinct infrastructure clusters: utilities, transportation and energy.  An unmanaged index cannot be purchased directly by investors, and reflects no deductions for sales charges, fees, expenses or taxes.  In addition the portfolio holdings of the Fund may differ from those of the historical accounts.
All composite and benchmark returns shown below reflect the reinvestment of dividends and other earnings.  Gross of fee performance is presented before custodial fees, other operating expenses and the Subadviser’s actual advisory fees but after transaction costs. Net of fee performance is presented before custodial fees and other operating expenses but after the Subadviser’s actual advisory fees and transaction costs.  Composite returns are gross of reclaimable withholding taxes for those accounts that are eligible, and net of non-reclaimable withholding taxes.
Fees charged may vary by client due to various conditions including account size. The gross and net of fee performance has not been adjusted to reflect any fees or expenses that will be payable by the Fund, which may be higher than the fees imposed on other accounts included in the Jennison Global Infrastructure Composite, and which will reduce the returns of the Fund.
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Investors should not rely on the performance data shown below as an indication of future performance of the Fund. The performance information set forth below does not represent the performance of the Fund.
Prior Performance of Similarly Managed Accounts
	Jennison Global Infrastructure Composite		S&P Global Infrastructure NR Index[2]
Calendar Year Returns	Gross of Fee	Net of Fee
2013	31.61%	30.88%	14.00%
2012	20.43%	19.75%	10.89%
2011	-1.77%	-2.33%	-1.30%
2010	13.18%	12.53%	4.79%
2009	38.95%	38.12%	24.04%
2008 (8/1/2008-12/31/2008)[1]	-37.77%	-37.92%	-30.59%
Annualized Returns as of 12/31/2013
1 Year	31.61%	30.88%	14.00%
3 Years	15.89%	15.23%	7.65%
5 Years	19.60%	18.92%	10.15%
Since Inception[1]	8.08%	7.46%	2.21%
Annualized Returns as of 8/31/2014
1 Year	44.30%	43.49%	28.16%
3 Years	24.86%	24.16%	13.32%
5 Years	20.06%	19.37%	10.89%
Since Inception[1]	10.84%	10.20%	4.42%
1 Composite Inception Date: 8/1/2008
2 The benchmark return is reported net of reclaimable and non-reclaimable withholding taxes. Withholding tax rates used for the benchmark may differ from, and may be higher than, the withholding tax rates used when calculating the composite return.
The above performance data is provided solely to illustrate the Subadviser's experience in managing accounts with an investment strategy and policies substantially similar to the investment strategy and policies of the Fund. Investors should not rely on this information as an indication of actual performance of any account or future performance of the Fund. The performance information presented for the Subadviser is current as of the date shown, but may not be current as of the date you are reviewing this information. Consequently, the performance of the Jennison Global Infrastructure Composite may vary from that shown. Performance results fluctuate, and there can be no assurance that objectives will always be achieved. Other methods of computing returns may produce different results, and the results for different periods will vary. The investor's principal may be at risk under market conditions. The value of an investment upon withdrawal may be worth more or less than its original cost.
OTHER INVESTMENTS AND STRATEGIES
In addition to the above principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.
Private Investments in Public Equity (PIPEs)
A PIPE is an equity security sold in a private placement that is issued by issuers that have outstanding, publicly-traded equity securities of the same class. Shares sold in PIPEs transactions generally are not registered with the Securities and Exchange Commission (“SEC”) until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
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Exchange Traded Funds
The Fund may invest in securities of exchange traded funds (ETFs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that generally hold a portfolio of common stocks or bonds designed to generally correspond to the price and yield performance of a specific securities index. Such holdings are subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international orientation. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock. Investments in ETFs may entail duplicate management fees.
Income Trusts
The Fund may invest in shares of income trusts in Canada. An income trust is an investment trust which holds income producing assets and passes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.
Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity. Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.
Fixed Income Securities
The Fund may invest in fixed income or debt securities. The Fund may invest in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Fund may invest.
Money Market Instruments
The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. Money market instruments with maturities less than 60 days are valued using amortized cost which approximates market value.
Repurchase Agreements
The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.
Reverse Repurchase Agreements
The Fund may use reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to
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purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains. Borrowing, including any reverse repurchase agreements that involve borrowing, shall not exceed 33 1⁄3% of the value of the Fund’s total assets.
Temporary Defensive Investments
In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits the Fund’s ability to achieve its investment objectives, but may help to preserve the Fund's assets. When the Fund’s assets are invested in such securities, the Fund may not be achieving its investment objectives.
Short Sales
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the investment subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk, including potentially unlimited losses. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.
When-Issued and Delayed-Delivery Securities
The Fund may purchase securities, including money market obligations, bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered. These types of investments potentially leverage the Fund, which could magnify losses. The Fund will segregate liquid assets, marked-to-market daily, with a value equal to any such investments.
U.S. Government Securities
The Fund may invest in securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government. Some U.S. Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency or instrumentality and depend entirely on the agency or instrumentality's own resources to repay their debt and are subject to the risk of default like private issuers.
Derivative Strategies
We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that
12	Prudential Jennison Global Infrastructure Fund

would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the SEC.
Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.
Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.
Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.
Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities financial indexes traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.
Royalty Trusts
Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs. An investment in a royalty trust will be subject to the 25% Limitation if the royalty trust is treated for tax purposes as a qualified publicly traded partnership (QPTP).
Structured Notes
The Fund may invest in structured notes. The values of the structured notes in which the Fund may invest may be linked to equity securities or equity indexes or other instruments or indexes (“reference instruments”). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument
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decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Pay-in-Kind (PIK) Securities
The Fund may invest in pay-in-kind (PIK) securities. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. The Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.
Mezzanine Debt
The Fund may invest in mezzanine debt. Mezzanine debt is a debt that may incorporate equity-based options, such as warrants, with a lower-priority debt. Mezzanine debt is actually closer to equity than debt, in that the debt is usually only of importance in the event of bankruptcy or pre-bankruptcy. Mezzanine debt is often used to finance acquisitions and buyouts, where it can be used to prioritize new owners ahead of existing owners in the event that a bankruptcy occurs.
Unseasoned Issuers
The Fund may invest in the securities of emerging companies with smaller market capitalizations. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.
Initial Public Offerings
The Fund may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of the Fund depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund’s asset base increases, IPOs would have a diminished effect on the Fund’s performance.
Additional Strategies
The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1⁄3% of the value of its total assets); purchases shares of other investment companies; lends its securities to others (the Fund can lend up to 33 1⁄3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets (assets less liabilities) in illiquid securities, including securities with legal or contractual restrictions on resale, those without a
14	Prudential Jennison Global Infrastructure Fund

readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
INVESTMENT RISKS
All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to certain types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.
Principal Investment Strategies
Securities of infrastructure companies
Risks	Potential Rewards
■ Increased exposure to adverse economic, regulatory, political, social, environmental, market, terrorism, legal and other risks affecting infrastructure companies and their industries.
■ Business and securities price can be adversely affected by various factors, including high interest costs in connection with capital construction and improvement programs, high leverage, regulatory issues, the effects of economic slowdown and surplus capacity, increased competition, uncertainty concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.
■ Infrastructure companies may also be affected or subject to difficulties in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets.
■ See risks of foreign securities.
■ See risks of equity and equity-related securities and fixed income obligations below.	■ Potential for total return. ■ Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.
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MLP Investments
Risks	Potential Rewards
■ Liquidity risk: MLP securities may experience limited trading volumes and display abrupt or erratic price movements. The subadviser may find it difficult to sell MLP securities at a fair price at times when the subadviser believes it is desirable to do so.
■ Changes in regulatory environment.
■ See risks of small and medium capitalization stocks below.
■ Investments in MLP securities include risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.
■ Tax risk: A change in current tax law or change in the underlying business mix of an MLP could result in the MLP being treated as a corporation for tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and reduce the value of the Fund’s investment and lower income.	■ Potential for both current income and capital appreciation.
Real Estate Securities including REITs
Risks	Potential Rewards
■ Performance and values depend on the value of the underlying properties or the underlying loans or interests, the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.
■ Securities of individual REITs could lose value.
■ Equity markets could go down, resulting in a decline in value of the Fund's investments.
■ Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of REIT investments.
■ REITs charge management fees which may result in layering the management fees paid by the Fund.
■ Real estate companies, including REITs, may be leveraged, which increases risk.	■ Real estate holdings can generate good returns from rents, rising market values, etc. ■ Greater diversification than direct ownership of real estate. ■ Potential for dividend income.
16	Prudential Jennison Global Infrastructure Fund

Equity and Equity-Related Securities of Medium-Sized and Small Companies
Risks	Potential Rewards
■ Individual stocks could lose value.
■ The equity markets could go down, resulting in a decline in value of the Fund's investments.
■ Stocks of medium-sized and small companies are more volatile, may decline more, and tend to be less liquid than stocks of larger more established companies.
■ Medium-sized and small companies are more likely to reinvest earnings and not pay dividends.
■ Changes in interest rates may affect the securities of medium-sized and small companies more than the securities of larger companies.
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.
■ Small companies usually offer a smaller range of products and services than larger companies, may have limited financial results and may lack management depth.	■ Historically, stocks have outperformed other investments over the long term.
■ Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
■ Highly successful medium-sized and small-cap companies can outperform larger ones.
Equity and Equity-Related Securities of Larger Companies
Risks	Potential Rewards
■ Similar risks to equity and equity-related securities of medium-sized and small companies.
■ Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
■ The value of securities of large capitalization companies may not rise as much as those of smaller capitalization companies.	■ Historically, stocks have outperformed other investments over the long term.
■ Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
■ Not as likely to fluctuate in value or lose value as stocks of smaller companies.
■ May be a source of dividend income.
Foreign Securities
Risks	Potential Rewards
■ Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
■ Currency risk—the risk that adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
■ May be less liquid than U.S. stocks and bonds.
■ Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
■ Investments in emerging market securities are subject to greater volatility and price declines.	■ Investors may participate in the growth of foreign markets through the Fund's investments in companies operating in those markets.
■ The Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).
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Non-Principal Investment Strategies
Initial Public Offerings
Risks	Potential Rewards
■ Prices of securities sold in IPOs may be highly volatile or decline shortly after the IPO is completed.
■ Depending on the Fund size, investments in IPOs may have a dramatic effect on the Fund’s performance.
■ As the Fund grows in size, the impact of IPOs on performance will decline.
■ Availability of shares in an IPO may be limited and the Fund may not be able to buy shares at all, or as many shares as it would like.
■ Securities issued in IPOs are subject to many of the same risks as investments in small capitalization issuers, such as: a smaller range of products and services than larger companies, limited financial results, and a lack of management depth.	■ Investments in IPOs have the potential to produce substantial gains.
Derivatives
Risks	Potential Rewards
■ The value of derivatives (such as forwards, futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund if the price movement of the derivative does not correlate with a change in the value of the portfolio security.
■ Derivatives may not have the intended effects and may result in losses or missed opportunities.
■ The counterparty to a derivatives contract could default.
■ Derivatives can increase share price volatility and those that involve leverage could magnify losses.
■ Certain types of derivatives involve costs to the Fund that can reduce returns.
■ Derivatives may be difficult to value precisely or sell at the time or price desired.
■ Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulations are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.	■ Derivatives could make money and protect against losses if the investment analysis proves correct.
■ Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
■ One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.
■ Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.
Exchange-Traded Funds (ETFs)
Risks	Potential Rewards
■ The price movement of an ETF may not track the underlying index or basket of securities and may result in a loss. ■ Duplicate management fees.	■ Helps to manage cash flows.
■ Ability to get rapid exposure to an index.
■ Provides opportunity to buy or sell an entire portfolio of securities in a single transaction in a manner similar to buying or selling a share of stock.
■ The unsystemic risk (risk associated with certain issues rather than the financial markets generally) associated with investments in ETFs is generally low relative to investments in securities of individual issuers.
18	Prudential Jennison Global Infrastructure Fund

Fixed-Income Obligations
Risks	Potential Rewards
■ The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.
■ Credit risk—the risk that the default of an issuer will leave the Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility.
■ Market risk—the risk that the market value of an investment may decline, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.
■ Interest rate risk—the risk that the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. Interest rate risk can lead to price volatility.
■ Prepayment risk—During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund's income and distributions to shareholders.
■ Reinvestment risk—Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's net asset value or its overall return.
■ Spread risk— Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. As the spread on a security widens (or increases), the price (or value) of the security generally falls.
■ Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt.	■ Bonds have generally outperformed money market instruments over the long term with less risk than stocks.
■ Most bonds will rise in value when interest rates fall.
■ May provide a source of regular interest income.
■ Generally more secure than stocks since companies must pay their debts before paying stockholders.
■ Investment-grade obligations have a lower risk of default.
■ Bonds with longer maturity dates typically have higher yields.
■ Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.
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High Yield Debt Securities (Junk Bonds)
Risks	Potential Rewards
■ Credit risk (particularly high)—the risk that the borrower can’t pay back the money borrowed or make interest payments. The lower a bond’s quality, the higher its potential volatility.
■ Market risk (particularly high)—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
■ Illiquidity risk—the risk that bonds may be difficult to value precisely and to sell at the time or price desired.
■ Are generally less secure than higher quality debt securities.	■ May offer higher interest income and higher potential gains than higher grade debt securities. ■ Most bonds rise in value when interest rates fall.
Money Market Instruments
Risks	Potential Rewards
■ May limit the Fund's potential for capital appreciation and achieving its objective.
■ Credit risk (which is less of a concern for money market instruments)—the risk that the borrower or counterparty can’t pay back the money borrowed or make interest payments.
■ Market risk (which is less of a concern for money market instruments)—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.	■ May preserve the Fund's assets.
Structured Notes
Risks	Potential Rewards
■ Credit Risk—the risk that the underlying receivables will not be paid by debtors or by credit issuers or guarantors of such instruments.
■ A decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity.
■ Percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases.
■ These securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.	■ May provide exposure to companies whose fundamentals may drive significant capital appreciation in the stock price.
■ May provide exposure to this capital appreciation in the form of a regular income stream that is classified as ordinary income, while mitigating potential volatility associated with directly investing in the reference instruments to which the structured notes are linked.
■ Income-generating ability may enhance the yield of the Fund, potentially benefiting shareholders.
20	Prudential Jennison Global Infrastructure Fund

U.S. Government and Agency Securities
Risks	Potential Rewards
■ Not all U.S. Government securities are insured or guaranteed by the U.S. Government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.
■ Limits potential for capital appreciation.
■ Credit risk—the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. Government securities).
■ Market risk—the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower. Market risk may affect an industry, a sector or the market as a whole.
■ Interest rate risk—the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.
■ Inflation-indexed bonds, such as Treasury Inflation-Protected Securities (“TIPS”), may experience greater losses than other fixed income securities with similar durations.
■ Investments in inflation-indexed bonds are more likely to cause fluctuations in the Fund’s income distributions.	■ May preserve the Fund's assets.
■ May provide a source of regular interest income.
■ Generally more secure than lower quality debt securities and generally more secure than equity securities.
■ Principal and interest may be guaranteed by the U.S. Government.
■ If interest rates decline, long-term yields should be higher than money market yields.
■ Bonds have generally outperformed money market instruments over the long term.
■ Most bonds rise in value when interest rates fall.
Short Sales, including Short Sales Against the Box
Risks	Potential Rewards
■ May magnify underlying investment losses.
■ Share price volatility can magnify losses because the underlying security must be replaced at a specific time.
■ Investment costs may exceed potential underlying investment gains.
■ Short sales pose the risk of potentially unlimited loss.
■ Short sales “against the box” give up the opportunity for capital appreciation in the security.
■ Short sales “against the box” are not subject to the 25% of net assets limitation.	■ May magnify underlying investment gains. ■ Short sales “against the box” may lock in capital appreciation while delaying tax consequences.
Illiquid Securities
Risks	Potential Rewards
■ May be difficult to value precisely. ■ May be difficult to sell at the time or price desired.	■ May offer a more attractive yield or potential for growth than more widely traded securities.
When-Issued and Delayed Delivery Securities
Risks	Potential Rewards
■ Value of securities may decrease before delivery occurs.
■ Counterparty may become insolvent prior to delivery.
■ If the security is not issued, or the counterparty fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.	■ May enhance investment gains.
Repurchase Agreements
Risks	Potential Rewards
■ The counterparty to the repurchase agreement may fail to repurchase the securities in a timely manner or at all.	■ Creates a fixed rate of return for the Fund.
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Reverse Repurchase Agreements and Dollar Rolls
Risks	Potential Rewards
■ Risk that the counterparty may fail to return securities in a timely manner or at all.
■ May magnify underlying investment losses.
■ Investment costs may exceed potential underlying investment gains.
■ Leverage risk—the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.	■ May magnify underlying investment gains.
Principal & Non-Principal Strategies: Investment Limits
■ Securities of infrastructure companies: At least 80%
■ Foreign Securities, including emerging markets: Up to 100% of total assets
■ Derivatives: Up to 25% of net assets
■ Structured Notes: Up to 20% of total assets
■ Junk Bonds: Up to 20% of total assets
■ Illiquid Securities: Up to 15% of net assets
■ Short sales: Up to 25% of net assets (not including short sales “against the box”)
■ Money market instruments: Up to 100% of total assets on temporary basis
■ Master Limited Partnerships: Up to 25% of total assets
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HOW THE FUND IS MANAGED
BOARD OF DIRECTORS
The Fund is overseen by a Board of Directors (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077
Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. The Fund pays PI a management fee at the rate of 1.00% of the Fund's average daily net assets for all share classes.
PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of August 31, 2013, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $221.2 billion.
Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).
PI and the Fund operate under an exemptive order (the Order) from the SEC (the Commission) that generally permits PI to enter into or amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.
PI and the Fund have filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to unaffiliated subadvisers to certain subadvisers that are affiliates of PI (“affiliated subadvisers”). If such relief is granted by the SEC, PI, with the approval of the Fund's Board, would be able to hire unaffiliated and/or affiliated subadvisers to manage all or a portion of the Fund's assets without obtaining shareholder approval. PI would also have the discretion to terminate any subadviser and allocate and reallocate the Fund's assets among any other subadvisers (including terminating an unaffiliated subadviser and replacing it with an affiliated subadviser). PI, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadviser without shareholder approval. There can be no assurance that such relief will be granted by the SEC. PI and the Fund will be subject to any new conditions imposed by the SEC.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements will be available in the Fund's Annual Report to shareholders dated October 31.
On the Fund's launch date, a Prudential affiliate made a seed money investment in the Fund that the affiliate may decide to redeem once third-party assets invested in the Fund reach a level whereby, in the judgment of the Manager, portfolio management of the Fund would not be negatively impacted by the redemption.
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INVESTMENT SUBADVISER
Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of August 31, 2013, Jennison managed in excess of $160 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.
PORTFOLIO MANAGERS
Shaun Hong, CFA, Ubong “Bobby” Edemeka and Brannon P. Cook are the portfolio managers of the Fund and generally will have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Shaun Hong, CFA is a Managing Director of Jennison. Mr. Hong joined Jennison in September 2000. He is a portfolio manager of Jennison's utility, equity income, and global infrastructure strategies. Mr. Hong joined Prudential in 1999 as an analyst responsible for power, natural gas and telecommunications industries within Prudential's public equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management, where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his BS in industrial management from Carnegie Mellon University. Mr. Hong is a member of the New York Society of Security Analysts and CFA Institute.
Ubong “Bobby” Edemeka is a Managing Director of Jennison, which he joined in March 2002. He is a portfolio manager of Jennison's utility, equity income, and global infrastructure strategies. Before joining Jennison, Mr. Edemeka was a sell-side research analyst on the US Power & Utilities team at Goldman Sachs, where he covered electric utilities and independent power producers. Prior to Goldman Sachs, he was an analyst on the global utilities team of SSB Citi Asset Management Group, a division of Citigroup. Mr. Edemeka began his career as an analyst on the Prudential Utility Fund (now Prudential Jennison Utility Fund) at Prudential Investments in 1997 after completing Prudential's investment management training program. Mr. Edemeka received his BA in government from Harvard University.
Brannon P. Cook is a Managing Director of Jennison, which he joined in May 2008. Previously, Brannon was with JPMorgan Chase for eight years, where he was a vice president and senior analyst covering transportation and industrial companies. Before moving to equity research, Brannon worked at JPMorgan Chase as an analyst within the mergers and acquisitions group, where he assessed potential merger feasibility and valuation. Brannon received his BS in business administration from Washington and Lee University.
The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreements, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Each class of the Fund (except Class Z) pays distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
24	Prudential Jennison Global Infrastructure Fund

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.
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FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.
The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for any income above those amounts that is long-term capital gain, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders. These income thresholds will be adjusted annually for inflation. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 39.6%. Different rates apply to corporate shareholders.
Dividends from net investment income paid to a non-corporate U.S. shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.
For taxable years beginning after 2012, a U.S. shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the U.S. shareholder's “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder's modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution
26	Prudential Jennison Global Infrastructure Fund

check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Dividends	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually
*Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Effective January 1, 2012, mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The new cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The new cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 28% of your distributions and sale proceeds.
Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
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Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), adjusted annually for inflation, and 20% for any income above those amounts that is long-term capital gain.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another Prudential Investments mutual fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
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HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
You may purchase shares by check or wire. We do not accept cash, money orders, foreign checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.
With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A	Individual investors
Class C	Individual investors
Class Z	Institutional investors and certain other investors
Multiple share classes let you choose a cost structure that meets your needs:
■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for certain retirement and/or benefit plans.
■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
When choosing a share class, you should consider the following factors:
■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
■	The different sales charges that apply to each share class—Class A's front-end sales charge (and in certain cases, CDSC) vs. Class C's lower CDSC.
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■	Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■	Because Class Z shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z shares.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A	Class C	Class Z
Minimum purchase amount	$2,500	$2,500	Generally None
Minimum amount for subsequent purchases	$100	$100	None
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts,payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A or Class C account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the Prudential Investments family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC).”
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
° Distribution and service fees are paid from the Fund's assets on a continuous basis. The Distributor of the Fund has contractually agreed until February 28, 2015 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A and Class C shares is .25%. The distribution fee is limited to .30% (including the .25% service fee) for Class A shares and .75% for Class C shares.
Reducing or Waiving Class A's Initial Sales Charge
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.
Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:
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Amount of Purchase	Sales Charge as a % of Offering Price *	Sales Charge as a % of Amount Invested *	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999**	None	None	1.00%**
$5 million to $9,999,999**	None	None	0.50%**
$10 million and over**	None	None	0.25%**
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.
** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
To satisfy the purchase amounts above, you can:
■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.
An “eligible group of related investors” includes any combination of the following:
■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
■	Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
■	Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
■	Accounts in the name and TINs of your parents;
■	Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
■	With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined as follows:
■	The person to whom you are legally married. We also consider your spouse to include the following:
■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
The value of shares held by you or an eligible group of related investors will be determined as follows:
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■	for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge); and
■	for all other share classes, the value of existing shares is determined by the NAV.
Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.
Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:
■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
■	Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. The Class A initial sales charge will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.
32	Prudential Jennison Global Infrastructure Fund

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
■	certain directors, officers, employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds;
■	persons who have retired directly from active service with Prudential or one of its subsidiaries;
■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
■	registered representatives and employees of broker-dealers (including their spouses, children and parents) that have entered into dealer agreements with the Distributor;
■	investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
■	Clients of financial intermediaries, who (i) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:
■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
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Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
■	Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
■	Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount);
■	Prudential funds, including Prudential fund-of-funds;
■	Qualified state tuition programs (529 plans); and
■	Investors working with fee-based consultants for investment selection and allocations.
How Financial Services Firms are Compensated for Selling Fund Shares
The Prudential Investments and Target Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as “financial services firms.” Each Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial services firms and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.
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Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.
It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that
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undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. Eastern time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
36	Prudential Jennison Global Infrastructure Fund

If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets. Non-U.S. securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.
Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern time, or later than 4:00 p.m. Eastern time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
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Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
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HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of a Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:
■	You are selling more than $100,000 of shares;
■	You want the redemption proceeds made payable to someone that is not in our records;
■	You want the redemption proceeds sent to some place that is not in our records;
■	You are a business or a trust; or
■	You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.
Waiver of the CDSC—Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.
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Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.
Involuntary Redemption of Small Accounts
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee
If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential Investments mutual funds—including Prudential MoneyMart Assets (a money market fund)—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the Prudential Investments mutual fund family, but you can’t exchange Class A shares for a different share class of another fund. After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class C shares were held in Prudential MoneyMart Assets. We may change the terms of any exchange privilege after giving you 60 days' notice.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class C shares into Prudential MoneyMart Assets, the time you hold the Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
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For investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Likewise, if you are entitled to purchase Class Z shares as a participant in Wells Fargo Advisors’ 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class Z shares held in the 401(k) Plan for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
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The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, transactions by the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential Investments fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
42	Prudential Jennison Global Infrastructure Fund

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
Visit our website at www.prudentialfunds.com	43

FINANCIAL HIGHLIGHTS
Introduction
No financial information is available for the Fund as of the date of this Prospectus, as the Fund is new and has no prior financial information.
44	Prudential Jennison Global Infrastructure Fund

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FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.prudentialfunds.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)
■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ■ ELECTRONIC REQUEST publicinfo@sec.gov	■ IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 ■ VIA THE INTERNET on the EDGAR Database at www.sec.gov
The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
Prudential Jennison Global Infrastructure Fund
Share Class	A	C	Z
NASDAQ	PGJAX	PGJCX	PGJZX
CUSIP	743969792	743969784	743969776
MF217STAT	The Fund's Investment Company Act File No. 811-03981